UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    MAY 27, 2004
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                              AMAZON BIOTECH, INC.
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             (Exact name of registrant as specified in its charter)

           UTAH                      0-26753                   87-0416131
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(State or other jurisdiction       (Commission             (IRS Employer
            of incorporation)      File Number)            Identification No.)

            43 WEST 33RD STREET, SUITE 405, NEW YORK, NEW YORK 10001
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (212) 695-3003

                                ASYST CORPORATION
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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         This Amendment No. 1 to Current Report on Form 8-K amends a Current
Report on Form 8-K filed on November 15, 2004 with the Securities & Exchange Commission only with respect to Items 4.01 and 9.01 of said report.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 27, 2004, we dismissed Mantyla McReynolds, LLC as our independent accountants, and we engaged Meyler & Company, LLC as our independent accountants.

         The reports of Mantyla McReynolds, LLC on our financial statements for the fiscal years ended July 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant's reports of Mantyla McReynolds, LLC on our financial statements for the fiscal years ended July 31, 2002 and 2003 stated that we had reported no revenues from operations and no assets, and that these factors raised substantial doubt about our ability to continue as a going concern.

         The decision to change accountants from Mantyla McReynolds, LLC to Meyler & Company, LLC was approved by our board of directors and ratified by a majority of our stockholders.

         During our fiscal years ended July 31, 2002 and 2003 and the subsequent interim period through May 27, 2004, the date of the dismissal of Mantyla McReynolds, LLC, we did not have any disagreement with Mantyla McReynolds, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         During that time, there were no "reportable events" as set forth in
Item 304(a)(1)(i-v) of Regulation S-B adopted by the Securities and Exchange Commission, except that the accountant's reports of Mantyla McReynolds, LLC on our financial statements for the fiscal years ended July 31, 2002 and 2003 stated that we had reported no revenues from operations and no assets, and that these factors raised substantial doubt about our ability to continue as a going concern.

         We engaged Meyler & Company, LLC on May 27, 2004. We had not consulted Meyler & Company, LLC regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

         We have provided Mantyla McReynolds, LLC with a copy of this disclosure prior to its filing with the Commission. Mantyla McReynolds, LLC has provided a letter to us, dated January 17, 2005 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit 16.1    Letter on change in certifying accountant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AMAZON BIOTECH, INC.

                                      (Registrant)


Date:  January 18, 2005               By: /s/ Mechael Kanovsky
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                                               Mechael Kanovsky,
                                               President